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Exhibit 10.4

                                     FORM OF
                            AMENDED AND RESTATED NOTE


[$                ]                                           October 31, 2000
                                                   Mechanicsburg, Pennsylvania


                  FOR VALUE RECEIVED, FINANCIAL CARE INVESTORS OF [         ],
a limited liability company organized under the laws of the State of Delaware
("Borrower"), shall pay to the order of [             ], a corporation organized
under the laws of the State of [             ] ("Lender"), the principal sum of
[            ] ($[           ]), or so much thereof as shall have been advanced
hereunder, with interest on so much thereof as shall from time to time be outstanding at the rate of interest set forth below, until fully paid. This note is given pursuant to the Loan Agreement dated as of September 22, 1998 between Financial Care Investors, LLC and Lender, as amended by a First Amendment to Loan Agreement dated as of September 30, 1999, as amended and restated by a Second Amended and Restated Loan Agreement between Borrower and Lender of even date herewith, and as further amended from time to time (the "Loan Agreement") and is subject to the provisions thereof. Advances under this note shall be made in accordance with Section 2.5 of the Loan Agreement. The definitions in the Loan Agreement shall be applicable to any capitalized terms herein that are not otherwise defined. If there is any conflict between the terms of the Loan Agreement and the terms of this note, the provisions of the Loan Agreement shall control.

                  This Amended and Restated Note ("note") is made by Borrower in full substitution of a note made by Financial Care Investors, LLC in favor of
Lender in the original principal amount of $[              ] dated as of
September 22, 1998 ("Original Note"). This note constitutes an assumption of the existing indebtedness by Borrower and a modification and renewal of the existing indebtedness evidenced by the Original Note. This note does not cancel the existing indebtedness evidenced by the Original Note.

                  1. Definitions.

                           "Amendment Date" means October 31, 2000.

                           "Amortization Date" means November 1, 2004.

                           "Business Day" means any day which is not a Saturday
or Sunday or a public holiday under the laws of the United States of America or the State of Ohio.

                           "Collateral Document" means any document providing
security for or guarantee of repayment of this note.

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                           "Default Rate" means 18.5% per annum.

                           "Initial Rate" means 14% per annum.

                           "Lease" means the Lease Agreement between Lender and
Borrower dated September 22, 1998, as amended by a First Amendment to Lease dated as of September 30, 1999, and as further amended from time to time.

                           "Loan Advance" means each advance of loan proceeds
under this note.

                           "Maturity Date" means the earlier of [i] November 1,
2008; or [ii] the date on which Tenant acquires fee simple title to the Facility pursuant to Option to Purchase the Facility under the Lease.

                           "Mortgage" means the leasehold mortgage from Tenant
for the benefit of Lender and Health Care REIT, Inc. on the leasehold interest of Tenant arising under the Lease, any amendment thereto or substitutions or replacements thereof.

                           "Security Agreement" means the Security Agreement
dated September 22, 1998 between Lender and Borrower, as amended from time to time.

                  2. Interest Rate.

                           (a) Initial Rate. Interest shall accrue on the
principal amount outstanding from and after the date of each Loan Advance at the Initial Rate.

                           (b) Default Rate. After the occurrence and during the
continuance of an Event of Default, Borrower shall pay interest on this note, and on any judgment on this note, at the Default Rate.

                           (c) Computation Method. All interest rates shall be
calculated based on the actual number of days elapsed over a 360-day year (365/360 method).

                  3. Payments. Borrower, or Manager on behalf of Borrower, shall make payments in accordance with the following:

                           (a) Commencing December 1, 2000 and on the first day
of each month thereafter to and including the Amortization Date, Borrower shall pay accrued interest only on the outstanding principal balance at the Initial Rate for the period commencing on the Amendment Date and ending on the day before the Amortization Date.

                           (b) Commencing on the first day of the first month
after the Amortization Date and on the first day of each month thereafter until the Maturity Date, Borrower shall make


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monthly payments of principal and interest in an amount sufficient to fully amortize the outstanding principal balance of this note during the period commencing on the Amortization Date at the applicable interest rate then in effect based upon a 4-year amortization period.



                           (c) On the Maturity Date or upon prepayment of this
note, Borrower shall pay the outstanding principal balance of this note, all accrued and unpaid interest and all charges, expenses and other amounts payable by Borrower to Lender.

                  4. Method and Place of Payment. Borrower shall make all payments on this note at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, or at such other place as the holder hereof may designate in writing. Borrower shall make all payments in lawful money of the United States of America in immediately available funds.

                  5. Prepayment. Borrower may prepay all or any portion of the outstanding principal balance of this note, all accrued and unpaid interest and all charges, expenses and other amounts payable by Borrower to Lender at any time without payment of any prepayment fee.

                  6. Application of Payments. All payments and other amounts received by Lender shall be credited as follows: [i] first, to any charges, costs, expenses and fees payable by Borrower under this note or the Loan Agreement, or incurred by Lender for the protection of any collateral securing the payment of this note, if not paid by Borrower by the due date; [ii] second, to interest on the foregoing amounts at the Default Rate from the due date or date of payment by Lender, as the case may be; [iii] third, to accrued but unpaid interest on this note; [iv] fourth, to the principal amount outstanding; and [v] the balance, if any, to Borrower.

                  7. Default. The occurrence of an Event of Default under the Loan Agreement shall be an Event of Default hereunder.

                  8. Acceleration. Upon the occurrence of any Event of Default, in addition to all other remedies under the Loan Agreement, any security for or guarantee of this note, and at law or in equity, at the option of Lender [i] the outstanding principal balance of this note, all accrued and unpaid interest thereon and all other amounts payable by Borrower to Lender shall be immediately due and payable, and [ii] all such amounts shall bear interest at the Default Rate from the date of the Event of Default until paid. Lender may exercise either or both options without notice or demand of any kind.


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                  9. Governing Law. This note shall be governed by and construed in accordance with the internal laws of the State of Ohio, without giving effect to the conflict of laws rules thereof.

                  10. Time is of the Essence. Time is of the essence in the payment of this note. All grace periods in the Loan Agreement and any Collateral Document that apply to a default shall run concurrently.

                  11. Holidays. If any installment of this note becomes due on a day which is not a Business Day, Borrower may pay the installment on the next succeeding day on which banking institutions are open.

                  12. Waivers. None of the following shall be a course of dealing, estoppel, waiver or the like on which any party to this note or any Collateral Document may rely: [i] Lender's acceptance of one or more late or partial payments; [ii] Lender's forbearance from exercising any right or remedy under this note or any Collateral Document; or [iii] Lender's forbearance from exercising any right or remedy under this note or any Collateral Document on any one or more occasions. Lender's exercise of any rights or remedies or a part of a right or remedy on one or more occasions shall not preclude Lender from exercising the right or remedy at any other time. Lender's rights and remedies under this note, the Collateral Documents, and the law and equity are cumulative to, but independent of, each other.

                  13. Representations. Each party to this note and each Collateral Document: [i] acknowledges that Lender would not have extended the credit evidenced by this note and will not continue to extend the credit but for the obligations of each; [ii] warrants that each has executed this note or Collateral Documents to induce Lender to extend and to continue to extend the credit; [iii] warrants that each has received good and valuable consideration for executing this note or any Collateral Document; and [iv] warrants that none have executed this note or any Collateral Document in reliance upon the existence of the security for or guaranty or promise of the payment of this note.

                  14. Indulgences. Without notice, Lender may do or refrain from doing anything affecting this note or any Collateral Document, as many times as Lender desires, including the following [i] granting or not granting any indulgences to anyone liable for payment of this note or to anyone liable under any Collateral Document; [ii] releasing any security or anyone or any property from liability on this note or any Collateral Document; [iii] amending this note or any Collateral Document, including extending the time for payment of this note, in accordance the terms of such Collateral Documents.

                  15. No Release of Liability. No obligations of any party to this note shall be affected by [i] any default in this note or any Collateral Document when accepted by Lender or arising


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any time thereafter; [ii] the unenforceability of or defect in this note or in any Collateral Document or any interest conveyed by any Collateral Document; [iii] any decline in the value of any interest in any property conveyed by any Collateral Document; or, [iv] the death, incompetence, insolvency, dissolution, liquidation or winding up of affairs of any party to this note or any Collateral Document or the start of insolvency proceedings by or against any such party. EACH PARTY TO ANY COLLATERAL DOCUMENT WAIVES ALL SURETYSHIP AND OTHER SIMILAR DEFENSES. No party to this note or any Collateral Document may enforce any right of subrogation or contribution unless and until this note is paid in full and waives all rights of subrogation against any party that is subject to insolvency proceedings unless and until this note is paid in full.

                  16. Notices. All notices, demands, requests and consents (hereinafter "notices") given pursuant to this note shall be in writing, and shall be served by [i] personal delivery, [ii] United States Mail, postage prepaid; or [iii] nationally recognized overnight courier to the following addresses:

                  To Borrower:      Financial Care Investors of [     ], LLC
                                    1215 Manor Drive
                                    Mechanicsburg, Pennsylvania  17055

                  To Lender:        [                     ]
                                    One SeaGate, Suite 1500
                                    P.O. Box 1475
                                    Toledo, Ohio  43603

All notices shall be deemed to be given upon the earlier of actual receipt or three days after deposit in the United States mail or one business day after deposit with the overnight courier. All notices shall also be delivered to Balanced Care in accordance with Section 8.5 of the Loan Agreement. Balanced Care, Lender and Borrower may change their notice address at any time by giving the other party written notice of such change.

                  17. Representation and Warranty Regarding Business Purpose. Borrower represents and warrants that the loan evidenced by this note is for business purposes only and not for personal, family, household, or agricultural purposes.

                  18. Protest. Except as otherwise expressly provided in the Loan Agreement, each party to this note jointly and severally waives protest, notice of protest, demand, dishonor or default, presentment for payment, notice of intent to declare this note immediately due and payable, notice of declaration that this note is immediately due and payable in full, all other notices, and all demands.

                  19. Savings Clause. The intention of Lender and Borrower is to comply with the laws of the State of Ohio concerning the rate of interest on this note. Notwithstanding any


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other provision in this note or in any other document given in connection with this note, Borrower shall not be required to pay interest in excess of the maximum lawful rate. To the extent the amount of interest provided in this note ever exceeds the maximum lawful rate (the "Excess Interest"), [i] the provisions of this paragraph shall govern and control; [ii] Borrower shall not be obligated to pay any Excess Interest; [iii] any Excess Interest that Lender may have received shall be credited against the then outstanding balance due under this note and, if the Excess Interest exceeds the outstanding balance, the excess amount shall be refunded to Borrower; [iv] the rate of interest under this note shall be automatically reduced to the maximum lawful rate and this note and any other documents given in connection therewith shall be deemed reformed and modified to reflect such reduction; and [v] subject to the foregoing provisions of this paragraph, Borrower shall have no action or remedy against Lender for any damages whatsoever or any defense to enforcement of the note or any other documents given in connection therewith arising out of the payment or collection of any Excess Interest. In determining whether interest paid or payable on this note exceeds the maximum lawful rate, Borrower agrees to spread the total amount of interest throughout the entire contemplated term of this note.

                  20. Attorney's Fees and Expenses. Borrower shall pay to Lender all reasonable costs and expenses incurred by Lender in administering the Loan and the security for the Loan, enforcing or preserving Lender's rights under this note, the Loan Agreement or any Collateral Document, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [i] attorney's and paralegal's fees and disbursements; [ii] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [iii] court costs; [iv] the expenses of Lender, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [v] consulting and witness fees incurred by Lender in connection with any litigation or other proceeding, but excluding Lender's internal bookkeeping and routine loan servicing costs.

                  21. Severability. If any clause, provision, section or article of this note is ruled invalid by any court of competent jurisdiction, the invalidity of such clause, provision, section, or article shall not affect any of the remaining provisions hereof.

                  22. Assignment. Borrower shall not assign its rights nor delegate its obligations under this note.

                  23. Amendment. This note may not be amended except in writing signed by Borrower and Lender. All references to this note, whether in this note or in any other document or instrument,


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shall be deemed to incorporate all amendments, modifications, and renewals of this note and all substitutions made therefor after the date hereof.

                  24. CONSENT TO JURISDICTION. BORROWER HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR
FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO OR [         ] COUNTY,
OHIO FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE TERM SHEET FOR THE LOAN EVIDENCED BY THIS NOTE; [II] THIS NOTE; OR [III] ANY LOAN DOCUMENT EXECUTED IN CONNECTION WITH THIS NOTE. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  BORROWER AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LENDER, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE TERM SHEET, THIS NOTE OR ANY LOAN DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO.

                  BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY LENDER IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR THE PROPERTY OF BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

                  25. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES THE RIGHT TO A JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIMS ARISING OUT OF OR RELATING TO THIS NOTE.

                  26. Loan Agreement. This note is subject in all respects to the Loan Agreement, including, without limitation the provisions of Section 8.14 thereof.

                  27. Security; Guaranty. This note is secured by the Security Agreement and the Mortgage. This note is guaranteed by Balanced Care Corporation.

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                  IN WITNESS WHEREOF, the undersigned has executed this note effective as of the date first set forth above.

                                              FINANCIAL CARE INVESTORS
                                              OF [             ], LLC

                                              By: /s/ Robin L. Barber
                                                  ----------------------
                                                  Robin L. Barber
                                                  Vice President and
                                                  Secretary


                              ACCEPTANCE BY LENDER

                  The foregoing Amended and Restated Note is hereby accepted by Lender in full substitution for the Original Note (as defined herein). The Original Note (but not the indebtedness evidenced by the Original Note) is hereby canceled.

                  Executed as of _____________________, 2000.

                                              [                   ]

                                              By: /s/ Erin C. Ibele
                                                  ----------------------
                                                  Title: Vice President and
                                                  Corporate Secretary




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